UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15 (d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) — August 4, 2016

Northern Trust Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-36609	36-2723087
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

50 South LaSalle Street

Chicago, Illinois 60603

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (312) 630-6000

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03.	Material Modification to Rights of Security Holders.

The information set forth in Item 5.03 of this Current Report on Form 8-K is incorporated in this Item 3.03 by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 4, 2016, Northern Trust Corporation (the “Corporation”) filed a Certificate of Designation with the Secretary of State of the State of Delaware, for the purpose of fixing the designations, preferences, limitations and relative rights of the Corporation’s Series D Non-Cumulative Perpetual Preferred Stock, without par value (the “Series D Preferred Stock”), with a liquidation preference of $100,000 per share. A copy of the Certificate of Designation is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 8.01.	Other Events.

On August 8, 2016, the Corporation issued and sold 500,000 depositary shares (the “Depositary Shares”), each representing a 1/100th ownership interest in a share of the Series D Preferred Stock, pursuant to an Underwriting Agreement (the “Underwriting Agreement”), dated August 1, 2016, by and between the Corporation and Barclays Capital Inc., Goldman, Sachs & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. LLC, as representatives of the several underwriters listed therein (the “Underwriters”). Net proceeds, after deducting the underwriting discount but before estimated offering expenses, from the offering of the Depositary Shares were $495,000,000, which the Corporation intends to use for general corporate purposes.

Certain of the Underwriters and certain of their respective affiliates have performed banking, investment banking, custodial and advisory services for the Corporation and its affiliates, from time to time, for which they have received customary fees and expenses. The Underwriters and their respective affiliates may, from time to time, engage in transactions with and perform services for the Corporation in the ordinary course of their business.

In connection with the issuance of the Depositary Shares, the Corporation entered into a deposit agreement (the “Deposit Agreement”), dated August 8, 2016, with Wells Fargo Bank, N.A., as depositary, and the holders from time to time of the depositary receipts described therein.

The Depositary Shares were offered pursuant to the Corporation’s shelf registration statement on Form S-3 (File No. 333-197686) and the prospectus included therein, filed with the Securities and Exchange Commission on July 29, 2014, and supplemented by the prospectus supplement, dated August 1, 2016. The above descriptions of the Underwriting Agreement and the Deposit Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of such agreements. Copies of the Underwriting Agreement and the Deposit Agreement are attached hereto as Exhibits 1.1 and 4.2, respectively, and are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit 1.1	Underwriting Agreement, dated August 1, 2016, between Northern Trust Corporation and Barclays Capital Inc., Goldman, Sachs & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. LLC, as representatives of the several underwriters listed therein

Exhibit 3.1	Certificate of Designation of Series D Non-Cumulative Perpetual Preferred Stock of Northern Trust Corporation, dated August 4, 2016

Exhibit 4.1	Form of Certificate representing Series D Non-Cumulative Perpetual Preferred Stock

Exhibit 4.2	Deposit Agreement, dated August 8, 2016, among Northern Trust Corporation, Wells Fargo Bank, N.A., as depositary, and the holders from time to time of the depositary receipts described therein

Exhibit 4.3	Form of Depositary Receipt (included as Exhibit A to Exhibit 4.2)

Exhibit 5.1	Opinion of Mayer Brown LLP, counsel to the Corporation

Exhibit 23.1	Consent of Mayer Brown LLP (included in Exhibit 5.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHERN TRUST CORPORATION

By:	/s/ Stephanie S. Greisch
Name:	Stephanie S. Greisch
Title:	Corporate Secretary

Date: August 8, 2016

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 1.1	Underwriting Agreement, dated August 1, 2016, between Northern Trust Corporation and Barclays Capital Inc., Goldman, Sachs & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. LLC, as representatives of the several underwriters listed therein

Exhibit 3.1	Certificate of Designation of Series D Non-Cumulative Perpetual Preferred Stock of Northern Trust Corporation, dated August 4, 2016

Exhibit 4.1	Form of Certificate representing Series D Non-Cumulative Perpetual Preferred Stock

Exhibit 4.2	Deposit Agreement, dated August 8, 2016, among Northern Trust Corporation, Wells Fargo Bank, N.A., as depositary, and the holders from time to time of the depositary receipts described therein

Exhibit 4.3	Form of Depositary Receipt (included as Exhibit A to Exhibit 4.2)

Exhibit 5.1	Opinion of Mayer Brown LLP, counsel to the Corporation

Exhibit 23.1	Consent of Mayer Brown LLP (included in Exhibit 5.1)